February 21, 2013

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Global Equity Fund

Touchstone Large Cap Relative Value Fund

Touchstone Market Neutral Equity Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information dated January 30, 2013

At a meeting of the Board of Trustees (the “Board”) of Touchstone Funds Group Trust held on February 21, 2013, the Board approved a plan to close and liquidate each of the Touchstone Global Equity Fund, the Touchstone Large Cap Relative Value Fund, and the Touchstone Market Neutral Equity Fund (each, a “Fund”, collectively, the “Funds”).  Each Fund will be closed and liquidated on or about March 26, 2013 (the “Liquidation Date”).  In making their decision, the Board carefully considered the recommendation by the Funds’ investment advisor, Touchstone Advisors, Inc., to close and liquidate each Fund due to factors including their small size, limited growth potential and the redundancy of certain investment strategy offerings within the Touchstone Funds.

Accordingly, each Fund is closed to new and subsequent investments effective as of the close of business on February 21, 2013, except that each Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements or the Liquidation Date, whichever is sooner.  If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem shares of the Funds or exchange their shares of the Funds for shares in other Touchstone Funds, subject to minimum investment account requirements and other restrictions on exchanges as described in the applicable Fund’s prospectus.

If you still hold shares of a Fund on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.  The sale or liquidation of your shares will generally be a taxable event.  You should consult your personal tax advisor concerning your particular tax situation.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by the Liquidation Date, we will exchange your shares into shares of the Touchstone Money Market Fund.

As shareholders redeem shares of the Funds between the date of this Supplement and the Liquidation Date, a Fund may not be able to continue to invest its assets in accordance with its stated investment policies.  Accordingly, each Fund may deviate from its stated investment policies during the period between the date of this Supplement and the Liquidation Date.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.

TSF-56-TFGT-TGEAX-S1-1301
TSF-56-TFGT-TRVAX-S1-1301
TSF-56-TFGT-TSEAX-S1-1301